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                                                                 Exhibit 10.15.2


                            SECOND AMENDMENT TO LEASE
              BETWEEN METRO FOUR ASSOCIATES LIMITED PARTNERSHIP,
                                AS LANDLORD, AND
                               HANOVERTRADE, INC.
                                    AS TENANT

      THIS SECOND AMENDMENT TO LEASE made this 14 day of May, 2004 between Metro Four Associates Limited Partnership, a New Jersey limited partnership ("Landlord"), c/o Alfieri Property Management, having an office at 399 Thornall Street, P.O. Box 2911, Edison, New Jersey 08818-2911 and HanoverTrade, Inc., a Delaware Corporation, having an office at 379 Thornall Street, Edison, New Jersey ("Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Pamex Capital Partners, L.L.C. ("Pamex") entered into a Lease dated September 3, 1997 wherein Landlord let unto Pamex and Pamex hired from Landlord 5,200 rentable square feet on a portion of the 2nd floor of a certain office building commonly known and designated as 379 Thornall Street, Edison, New Jersey for a term that commenced on May 1, 1997 and expired on April 30, 2000; and

      WHEREAS, Landlord and Pamex entered into a First Amendment to Lease dated May 17, 2000 (the leased as so amended being hereinafter referred to as the "Lease") wherein the term of the Lease was extended until April 30, 2005; and

      WHEREAS, Tenant is the successor in interest to Pamex and has assumed the Lease; and

      WHEREAS, Landlord and Tenant have agreed to further extend the term of the Lease and to modify certain provisions of the Lease.

      NOW THEREFORE, in consideration of the mutual covenants and undertakings hereinafter set forth by and between the parties hereto, it is agreed as follows:

      1. The term of the Lease is hereby extended for five (5) months. The Commencement Date of this Second Amendment to Lease shall be May 1, 2005 (the "Commencement Date") and the Expiration Date shall be September 30, 2005 ("Renewal Period").

      2. As of the Commencement Date, Tenant's annual fixed rent shall be $148,200.00 (calculated on the basis of $28.50 per square foot for 5,200 rentable square feet) which shall be payable in advance on the first day of each and every month during the term of the Renewal Period in the amount of $12,350.00.

      3. Tenant hereby accepts the Demised Premises in "AS-IS" condition and Landlord shall not be responsible to perform any work in the Demised Premises in order for Tenant to occupy the Demised Premises.

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      4. As of the Commencement Date, the Base Year for the calculation of Taxes and Operating Expenses as described in Article 5 of the Lease shall be calendar year 2004.

      5. No assignment of the Lease or subletting of the Demised Premises shall be permitted during the Renewal Period.

      6. During the Renewal Period, Tenant's monthly charge for electricity for the Demised Premises shall be at the rate currently being charged pursuant and subject to the resurvey provisions of Article 15 of the Lease.

      7. Tenant covenants, warrants, and represents that there was no broker except Newmark Real Estate of New Jersey, LLC ("Broker") instrumental in consummating this Second Amendment to Lease and that no conversations or negotiations were had with any broker except Broker concerning the renewal of the Demised Premises. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission arising out of any conversations or negotiations had by Tenant with any broker except Broker. Landlord agrees to pay Broker pursuant to a separate agreement.

      8. Except as modified herein, all of the terms, covenants and conditions set forth in the Lease remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.


                                    LANDLORD:
WITNESS: METRO FOUR ASSOCIATES LIMITED PARTNERSHIP a New Jersey Limited Partnership

                                    /s/ Michael Alfieri
                                    ------------------------------------------
                                    BY:     MICHAEL ALFIERI
                                    TITLE:  Partner


                                    TENANT:
ATTEST:                             HANOVERTRADE, INC.
                                    a Delaware Corporation

/s/ Roberta M. Graffeo              /s/ Irma N. Tavares
--------------------------------    ------------------------------------------
                                    BY:  Irma N. Tavares
                                    TITLE: President


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